CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.6.3
CHANGE ORDER FORM

PROJECT NAME: Driftwood LNG Phase 2 OWNER: Driftwood LNG LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: 10 November 2017	CHANGE ORDER NUMBER: CO-003 DATE OF CHANGE ORDER: October 11, 2019

The Agreement between the Parties listed above is changed as follows:

I.	ENTIRE AGREEMENT
A.    EPC Agreement Terms Modifications
The Parties agree that the value of any work or services performed under the Amended Technical Services Agreement prior to NTP of the Agreement shall be addressed outside of the EPC Agreement. Accordingly, the Parties agree that Section 21.1 of the Phase 2 EPC Agreement is modified (red text are additions and strikethrough text are deletions) as follows:

“Entire Agreement. This Agreement, including the Attachments and Schedules attached to and incorporated into this Agreement, and together with the Chart Sublicense Agreement contain the entire understanding of the Parties with respect to the subject matter hereof and incorporates any and all prior agreements and commitments with respect thereto. There are no other oral understandings, terms or conditions, and neither Party has relied upon any representation, express or implied, not contained in this Agreement or the Chart Sublicense Agreement. General or special conditions included in any of Contractor’s price lists, Invoices, tickets, receipts or other such documents presented to Owner shall have no applicability to Owner with respect to this Agreement. ~~To the extent that any work or services is performed under the Amended Technical Services Agreement after the Contract Date of this Agreement and Owner pays Contractor for such work or services under the Amended Technical Services Agreement, and to the extent such work or services is Work to be performed under this Agreement, Owner shall be entitled to a Change Order reducing the Contract Price for the value of such work or services, with the amount of such reduction to be agreed upon by Owner and Contractor.~~ After issuance of NTP, this Agreement supersedes in its entirety the Amended Technical Services Agreement, and after the Contract Date of this Agreement, this Agreement and the Chart Sublicense Agreement supersede any other agreements between the Parties related to the Phase 1 Project with respect to the subject matter hereof.”

II.	OWNER REPRESENTATIVE
A.    EPC Agreement Terms Modifications
The Parties agree to amend Section 4.9 of the Driftwood LNG Phase 2 EPC Agreement by changing the Owner’s Representative from [***] to [***]. Accordingly, the Parties agree that Section 4.9 of the Agreement is modified (red text are additions and strikethrough text are deletions) as follows:

“Owner Representative”. Owner designates [***] as the Owner Representative. Notification of a change in Owner Representative shall be provided in advance, in writing, to Contractor.

III.	NOTICE
A.    EPC Agreement Terms Modifications
The Parties agree to amend Section 21.5.A. of the Driftwood LNG Phase 2 EPC Agreement by changing the Owner’s Representative from [***] to [***]. Accordingly, the Parties agree that Section 21.5.A. of the Agreement is modified (red text are additions and strikethrough text are deletions) as follows:

“If delivered to Owner”.

Driftwood LNG LLC
1201 Louisiana Street, Suite 3100
Houston, Texas 77002
Email: [***]
Attn: [***]

with a copy to:

Driftwood LNG LLC
1201 Louisiana Street, Suite 3100
Houston, Texas 77002
Email: [***]
Attn: [***]

Adjustment to Contract Price
The original Contract Price was	USD 2,515,986,451	EUR 166,316,651
Net change by previously authorized Change Orders	USD 60,206,464	EUR 0
The Contract Price prior to this Change Order was	USD 2,576,192,915	EUR 166,316,651
The Contract Price will be ~~(increased) (decreased)~~ (unchanged)
by this Change Order in the amount of	USD 0	EUR 0
The new Contract Price including this Change Order will be	USD 2,576,192,915	EUR 166,316,651

The Aggregate Provisional Sum prior to this Change Order was	USD 165,239,413	EUR 0
The Aggregate Provisional Sum will be ~~(increased) (decreased)~~ (unchanged)
by this Change Order in the amount of	USD 0	EUR 0
The new Aggregate Provisional Sum
including this Change Order will be	USD 165,239,413	EUR 0

Adjustments to dates in Project Schedule:
The following dates are modified: N/A
Adjustment to other Changed Criteria: N/A
Adjustment to Payment Schedule: N/A
Adjustment to Provisional Sums: N/A
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: [***] Contractor [***] Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ [***]	/s/ [***]
Owner	Contractor
[***]	[***]
Name	Name
[***]	[***]
Title	Title
21 Oct 2019	18 Oct 2019
Date of Signing	Date of Signing